(logo)OPPENHEIMERFUNDS
                                                   OppenheimerFunds, Inc.
                                                   Rochester Division
                                                   350 Linden Oaks
                                                   Rochester, NY 14625-2807
                                                   716 383-1300





                                                   March 19, 1997



Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA 22312

           RE:    Rochester Fund Municipals
                  Reg. No. 33-3692
                  File No. 811-3614
                  Edgar Filing - Annual Report - Form N-30D/A

To the Securities and Exchange Commission:

         An  electronic  ("EDGAR")  filing of this Fund's  Annual Report for the period ended December 31, 1996 was filed with your offices pursuant to Regulation 270.30b2-1 of the Investment Company Act of 1940, as amended, on February 27, 1997 (Accession number 0000950110-97-000325). Attached for filing in your offices is an amendment to such Annual Report. If there are any questions, please contact the undersigned.


                                                   Sincerely,


                                                   /s/ Jill M. Zachman
                                                   --------------------------
                                                   Jill M. Zachman
                                                   Assistant Vice President
                                                   (800) 552-1149

                       SUPPLEMENT DATED MARCH 16, 1997 TO
         ROCHESTER FUND MUNICIPALS ANNUAL REPORT DATED DECEMBER 31, 1996

The Annual Report is revised as follows:

On March 16, 1997, Rochester Fund Municipals redesignated as "Class A Shares" all of its shares which had been outstanding prior to that date. In addition, on March 16, 1997, a new sales charge structure was implemented for those Class A Shares. The total return information set forth in the 1996 Annual Report is hereby revised to reflect the current maximum initial sales charge on Class A Shares of 4.75%. During the 10 year period ended December 31, 1996, the maximum initial sales charge on Class A Shares was 4.0%.


                        Total Returns for Class A Shares as of 12/31/96
                       Average Annual                        Cumulative
                    NAV              MOP               NAV              MOP
 1-year             5.37%            0.36%
 5-year             7.86%            6.81%             45.96%           39.01%
10-year             8.52%            7.99%            126.44%          115.69%

Total returns show results of hypothetical investments on 12/31/95, 12/31/91 and 12/31/86 and include change in share price, assume reinvestment of dividends and capital gains at net asset value. Past performance is not predictive of future investment results. Investment return and principal value will fluctuate with market conditions and an investor's shares may be worth more or less than their original value upon redemption.

FB0365.002.0397            March 16, 1997